Putnam
Global
Governmental
Income Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on the first half of fiscal year 2000. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Global Governmental Income Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGERS

D. William Kohli
Jeffrey A. Kaufman

In a challenging environment of rising interest rates and varying bond market performance around the world, Putnam Global Governmental Income Trust's six-month return, while disappointing, was in line with the average of its peer group. Global bond yields have generally risen in the past six months, with the exception of long-term government yields, which declined sharply. Since January, several countries -- led by the influential United States -- have been using surpluses to pay off long-term debt. This trend has produced a large widening in the yield difference, or spread, between government bonds and corporate bonds. In fact, these spreads are now wider than they have been in many years. The fund benefited from its long-term government bond positions in the U.S. and Europe. However, its holdings of corporate bonds, mortgage-backed securities, and government agency bonds were hurt by the widening of spreads and the rising interest-rate environment.

Total return for 6 months ended 4/30/00

       Class A          Class B           Class C           Class M
     NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
----------------------------------------------------------------------
   -3.81%  -8.35%   -4.19%  -8.87%    -4.21%  -5.14%    -3.95%  -7.08%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* GLOBAL ECONOMY CHARACTERIZED BY SOLID GROWTH, GENERALLY RISING INTEREST RATES

The recent semiannual period has been one of strong economic growth in the United States and solid growth in Europe. Japan experienced slight, but positive growth as the country continues to cope with anemic consumer spending and heavy government debt in its struggle to work itself out of a long and deep recession. In the aggregate, government buybacks of long-term debt have resulted in a significant reduction in the supply of long-term government bonds. The major exception was Japan, which continued to sustain a large budget deficit. Corporate debt issuance has generally increased in most of the large global economies, producing an excess of supply in this sector. With the global economic expansion, we have moved from a macro environment that was disinflationary to one in which inflation has again become a concern.


[GRAPHIC OMITTED: worm chart YIELD CURVES AT 10/31/99 AND 4/30/00]

YIELD CURVES AT 10/31/99 AND 4/30/00

              10/31/99       4/30/00

3
mo.            5.083%        5.813%

6
mo.            5.266%        6.097%

1
yr.            5.406%        6.153%

2
yr.            5.783%        6.672%

5
yr.            5.937%        6.540%

10
yr.            6.020%        6.216%

30
yr.            6.161%        5.963%

Footnote reads:
Source: Bloomberg, Inc.


* INVERSION OF YIELD CURVE WAS A SIGNIFICANT FIRST-QUARTER EVENT FOR U.S. BOND MARKET

An important event for U.S. bond investors in the first quarter of 2000 was an inversion in the yield curve, which was caused by increasing short-term interest rates and a sharp decline in the yield on the 30-year Treasury bond. The Federal Reserve Board, in an attempt to slow economic growth, raised short-term interest rates three times during the period -- in November, early February, and March. Each increase amounted to 25 basis points, bringing the federal funds rate to 6.00% by April 30, 2000.

During the period, long-term interest rates declined primarily because of the federal government's buyback of 30-year Treasury bonds. The increase in demand caused by these purchases pushed long-term prices up, bringing yields down. Intermediate-maturity Treasury bonds benefited somewhat from this trend. If this debt buyback had not occurred, we believe the yield curve would still be somewhat inverted but not as dramatically so.


[GRAPHIC OMITTED: horizontal bar chart SAMPLE BOND MARKET RETURNS]

SAMPLE BOND MARKET RETURNS*

(6 months through 4/30/00 in U.S. dollars)

Russia             85.0%

Ecuador            12.1%

Brazil             11.3%

Argentina           8.6%

United States       2.9%

Venezuela           2.8%

United Kingdom     -1.3%

Germany           -11.7%

France            -11.7%

Footnote reads:
*Sources: Salomon Smith Barney and J.P. Morgan Securities, Inc. The fund's investments in these markets produced returns that may not match those shown. Past performance is no indication of future results.


Historically an inverted yield curve has been viewed as a predictor of a slowing economy. Under such a scenario, investors buy longer-term bonds (pushing their yields down) under the assumption that the economy would slow, which could push yields lower still. In addition, an inverted yield curve has been viewed as a precursor to a stock market decline.

* DECLINE IN EURO OFFSET BY STRONG PERFORMANCE IN EMERGING-MARKETS SECTOR

The increase in global bond yields (excluding long-term government bonds) was the primary reason for the decline in the fund's net asset value, but the fund was also hurt by currency positions in the euro. The fund had approximately 20% of its holdings in euro-denominated bonds during the period, and the euro has experienced a sharp decline in value over the past year.

Emerging markets performed well during the period, as this bond sector benefited from an inflationary, strong-growth economic environment. In particular, bonds from Mexico and Russia generally had excellent returns, although the Russian bond market continues to be affected by the country's uncertain economic outlook. Russian bond investors began to feel more hopeful about their country's prospects as the country's reigns passed into the hands of Vladimir Putin. Mexico, along with much of the rest of Latin America, experienced a strong turnaround in its economic fundamentals. Mexico's gross domestic product (GDP) growth has averaged over 4% since 1996 and is expected to reach 5% in 2000. Inflation there declined to 13% -- not exceptionally high by emerging-markets standards. And exports, which are driving much of the country's growth, continued to increase, financed by direct foreign investment. The surge in exports resulted in a current account deficit, but it declined from 3.85% of GDP last year to 2.7% currently.


[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC DIVERSIFICATION (4/30/00)]

GEOGRAPHIC DIVERSIFICATION (4/30/00)*

United States        39.7%

United Kingdom       19.1%

Canada               10.1%

Germany               7.3%

Denmark               5.4%

Italy                 5.0%

Netherlands           4.4%

Spain                 3.6%

New Zealand           1.6%

Russia                1.5%

Footnote reads:
*Based on net assets. Country allocations will vary over time.


* FUND STRATEGY REFLECTS HOPEFUL OUTLOOK FOR EUROPEAN HOLDINGS, EMPHASIS ON TOTAL RETURN

In order to take advantage of the strong dollar, we kept the fund overweighted in U.S. and Canadian bonds in comparison to its index benchmark. We have gradually increased holdings in Europe, as we believe that the long-term fundamental outlook is positive and that the currency will recover. We have not made any significant adjustments to the fund's emerging-markets and high-yield sector weightings during the period.

We believe that the fund's positions in the euro will ultimately prove rewarding, as Putnam's team of currency analysts are forecasting a 20%-25% increase in the euro during the next 12 months. Although the euro has declined significantly in the past year and especially in recent months, Putnam analysts believe it is now at or near a low and should soon begin to recover. The new currency is extremely undervalued right now and may stand to gain from the volatility that we are seeing in the U.S. equity markets. There is a great deal of foreign investment in U.S. stocks, and continued market volatility could lead foreign investors to seek greater stability in Europe. This would bolster the euro. In addition, stronger growth in Europe and somewhat higher interest rates are expected in the coming year -- both of which would attract investment.

Expected additions of holdings in Canadian and Australian dollar-denominated securities during the next 12 to 18 months could also provide the potential for price appreciation in the fund's holdings which would be positive for the fund's net asset value. Finally, the relatively high level of income from the fund's holdings should also help the fund's total return. Currently the fund is 2.3% invested in collateralized mortgage obligations, 20.6% in mortgage-backed securities, 13.8% in high-yield corporate bonds, and 52.8% in foreign bonds. All of these holdings have attractive yields.


"After a difficult year for bonds in 1999, global bond markets appear poised to fare better in 2000. Evidence includes stable growth in Europe, excellent returns from bonds in several emerging markets, and strong U.S. Treasury performance."

-- D. William Kohli, portfolio manager


* CONTINUED INTEREST-RATE VOLATILITY SEEN IN NEAR TERM; ECONOMIC SLOWING EXPECTED BY YEAR-END

We expect that the interest-rate volatility that has characterized the U.S. bond market recently will probably continue until a slower, more stable rate of economic growth begins to occur. This volatility will probably carry over to other dollar-denominated countries and may also affect bond markets in Europe and Latin America. The Fed is clearly concerned about the rate of growth in the economy and about the seemingly insatiable consumer appetite for spending. Moreover, there appears to be a strong link between the stock market's enormous gains and consumer demand, and until the stock market cools off, the Fed will probably continue to raise short-term interest rates. Inflation will likely increase somewhat, though how much is still unclear. Higher inflation has been expected for some time, but it has not occurred in the United States because of continued productivity increases driven by investments in technology.

Putnam's economic analysts are not overly concerned about increases in inflation, however, as energy and commodity prices have begun to decline. If the Fed succeeds in bringing about slower growth through interest-rate increases, yields may begin to decline -- and prices rise -- toward the end of the year. Obviously the fund would be hurt by continued weakness in the euro, an increase in global interest rates, or a major economic downturn in emerging markets. As always, your fund's managers will continue to monitor global developments and take appropriate actions if necessary.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Any government backing only guarantees that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities may be subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign and U.S. government entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives.




TOTAL RETURN FOR PERIODS ENDED 4/30/00

                     Class A         Class B        Class C         Class M
(inception dates)   (6/1/87)        (2/1/94)       (7/26/99)       (3/17/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -3.81%  -8.35%  -4.19%  -8.87%  -4.21%  -5.14%  -3.95%  -7.08%
------------------------------------------------------------------------------
1 year           -6.90  -11.29   -7.56  -11.94   -7.53   -8.40   -7.09  -10.08
------------------------------------------------------------------------------
5 years          18.47   12.84   14.11   12.40   14.14   14.14   16.99   13.17
Annual average    3.45    2.44    2.67    2.36    2.68    2.68    3.19   2..50
------------------------------------------------------------------------------
10 years         77.43   69.03   64.60   64.60   64.58   64.58   72.82   67.21
Annual average    5.90    5.39    5.11    5.11    5.11    5.11    5.62    5.27
------------------------------------------------------------------------------
Life of fund    151.47  139.59  126.66  126.66  128.20  128.20  141.61  133.71
Annual average    7.40    7.00    6.54    6.54    6.60    6.60    7.07    6.80
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/00

                           Salomon Bros.
                            World Govt.     Consumer
                            Bond Index     price index
-------------------------------------------------------
6 months                      -4.35%          1.84%
-------------------------------------------------------
1 year                        -3.47           3.01
-------------------------------------------------------
5 years                       17.05          12.71
Annual average                 3.20           2.42
-------------------------------------------------------
10 years                     118.78          32.82
Annual average                 8.14           2.88
-------------------------------------------------------
Life of fund                 152.40          51.37
Annual average                 7.43           3.26
-------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/00

                               Class A      Class B     Class C    Class M
-------------------------------------------------------------------------------
Distributions (number)            6            6           6          6
-------------------------------------------------------------------------------
Income                         $0.324       $0.279      $0.286     $0.309
-------------------------------------------------------------------------------
Capital gains                     --           --          --         --
-------------------------------------------------------------------------------
  Total                        $0.324       $0.279      $0.286     $0.309
-------------------------------------------------------------------------------
Share value:                 NAV     POP     NAV         NAV     NAV     POP
-------------------------------------------------------------------------------
10/31/99                   $11.91  $12.50  $11.88      $11.91  $11.86  $12.26
-------------------------------------------------------------------------------
4/30/00                     11.14   11.70   11.11       11.13   11.09   11.46
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate1       5.82%   5.54%   4.97%       5.18%   5.52%   5.34%
-------------------------------------------------------------------------------
Current 30-day SEC yield2    5.61    5.34    4.84        4.85    5.35    5.18
-------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                      Class A         Class B          Class C         Class M
(inception dates)    (6/1/87)         (2/1/94)        (7/26/99)        (3/17/95)
                   NAV     POP      NAV    CDSC     NAV     CDSC     NAV      POP
-----------------------------------------------------------------------------------
6 months         -1.47%  -6.16%   -1.85%  -6.64%  -1.88%  -2.83%   -1.68%  -4.87%
-----------------------------------------------------------------------------------
1 year           -3.96   -8.50    -4.62   -9.14   -4.72   -5.62    -4.23   -7.31
-----------------------------------------------------------------------------------
5 years          23.91   18.02    19.37   17.58   19.28   19.28    22.47   18.49
Annual average    4.38    3.37     3.60    3.29    3.59    3.59     4.14    3.45
-----------------------------------------------------------------------------------
10 years         82.07   73.39    68.85   68.85   68.69   68.69    77.27   71.56
Annual average    6.18    5.66     5.38    5.38    5.37    5.37     5.89    5.55
-----------------------------------------------------------------------------------
Life of fund    157.69  145.52   132.45  132.45  133.77  133.77   147.46  139.37
Annual average    7.66    7.25     6.80    6.80    6.84    6.84     7.32    7.04
-----------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2000 (Unaudited)

FOREIGN GOVERNMENT BONDS AND NOTES (52.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       1,824,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                   $      1,792,080
USD       2,742,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                      2,889,520
USD         280,000 Brazil (Federal Republic of) bonds 12 3/4s, 2020                                        268,464
CAD         390,000 Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                                            278,060
CAD      12,780,000 Canada (Government of) bonds 5 1/2s, 2009                                             8,227,983
CAD      27,540,000 Canada (Government of) bonds Ser. WU42, 5s, 2004                                     17,721,796
USD         590,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              500,792
DKK      66,005,000 Denmark (Kingdom of) bonds 6s, 2009                                                   8,238,841
DKK      58,805,000 Denmark (Kingdom of) bonds 4s, 2001                                                   7,112,564
EUR      10,235,000 Germany (Federal Republic of) bonds Ser. 98,
                    5 5/8s, 2028                                                                          9,253,463
EUR       3,335,000 Italy (Government of) bonds 6s, 2000                                                  3,033,668
EUR      13,655,000 Italy (Government of) bonds 4 1/4s, 2009                                             11,271,695
USD         340,000 Korea (Republic of) unsub. 8 7/8s, 2008                                                 350,608
USD         405,000 Morocco (Government of) bonds Ser. A, 6.844s, 2009                                      361,463
EUR       2,925,000 Netherlands (Government of) bonds 5 1/2s, 2028                                        2,587,321
NZD       9,300,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                              4,495,237
USD         480,000 Philippines (Republic of) notes 10 5/8s, 2025                                           444,624
USD         435,000 Philippines (Republic of) bonds 9 7/8s, 2019                                            384,453
USD       1,120,000 Russia (Federation of) 144A bonds 12 3/4s, 2028                                         907,200
USD       1,645,000 Russia (Federation of) unsub. 10s, 2007                                               1,172,063
USD       7,890,000 Russia (Federation of) deb. FRN 6.91s, 2020
                    (In default) (NON)                                                                    2,159,888
EUR       2,602,382 Spain (Government of) bonds 6s, 2029                                                  2,427,337
EUR       8,730,000 Spain (Government of) bonds 5.15s, 2009                                               7,738,032
USD         355,000 Turkey (Republic of) sr. unsub. 12 3/8s, 2009                                           382,513
GBP      11,435,000 United Kingdom Treasury bonds 10s, 2003                                              19,823,533
GBP      11,430,000 United Kingdom Treasury bonds 7s, 2002                                               18,040,929
GBP       8,715,000 United Kingdom Treasury bonds 6 3/4s, 2004                                           14,059,944
USD         975,000 United Mexican States bonds 11 3/8s, 2016                                             1,101,750
USD       2,940,000 United Mexican States bonds Ser. XW, 10 3/8s, 2009                                    3,097,290
USD         520,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              332,176
                                                                                                   ----------------
                    Total Foreign Government Bonds and Notes
                    (cost $160,405,181)                                                            $    150,455,287

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (25.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

U.S. Government Agency Mortgage Obligations (20.6%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
     $   11,135,000 7 1/2s, May 1, 2030                                                            $     10,896,600
          7,130,000 6 1/2s, August 15, 2004                                                               6,932,784
         19,675,000 5 1/8s, February 13, 2004                                                            18,313,097
GBP       4,060,000 Fed Home Loan Bank 6 7/8s, June 7, 2002                                               6,333,004
     $    2,830,000 Federal Home Loan Mortgage Corporation 6 7/8s,
                    January 15, 2005                                                                      2,789,305
         14,740,000 Government National Mortgage Association 6s,
                    TBA, May 1, 2030                                                                     13,383,478
                                                                                                   ----------------
                                                                                                         58,648,268

U.S. Treasury Obligations (5.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
          3,950,000 6 7/8s, May 15, 2006 (SEG)                                                            4,014,188
         10,743,611 3 7/8s, January 15, 2009                                                             10,639,506
                                                                                                   ----------------
                                                                                                         14,653,694
                                                                                                   ----------------
                    Total U.S. Government and Agency Obligations
                    (cost $75,251,753)                                                             $     73,301,962

CORPORATE BONDS AND NOTES (13.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

Advertising/Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
GBP         500,000 TDL Infomedia Group Ltd. 144A sr. sub notes
                    12 1/8s, 2009 (United Kingdom)                                                 $        777,940
Banking (5.3%)
-------------------------------------------------------------------------------------------------------------------
EUR       3,355,000 Deutsche Bahn Finance BV bonds 4 7/8s, 2009
                   (Netherlands)                                                                          2,821,278
EUR       2,295,000 Bayerishche Handelsbank Ser.1190, FRN, 3.694s, 2001
                   (Germany)                                                                              2,084,465
     $      750,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  668,768
            170,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                       167,238
EUR       8,310,000 Hypothekenbank in Essen AG 144A jumbo brief Ser. 524,
                    4 1/4s, 2002 (Germany)                                                                7,482,852
EUR       2,185,000 Hypothekenbank in Essen AG 144A Ser. 538, FRN,
                    3.903s, 2009 (Germany)                                                                1,984,695
                                                                                                   ----------------
                                                                                                         15,209,296

Building Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         500,000 American Standard, Inc. company guaranty 7 1/8s, 2006                                   450,005
EUR       1,000,000 Geberit International, Inc. company guaranty 10 1/8s, 2007
                    (Luxembourg)                                                                            520,593
                                                                                                   ----------------
                                                                                                            970,598

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
     $      250,000 Charter Communications Holdings LLC sr. notes 8 5/8s, 2009                              218,125
GBP         250,000 NTL Inc. sr. unsub. Ser. B, 9 1/2s, 2008                                                366,660
     $      130,000 TeleWest Communications Plc sr. disc. notes zero %
                    (9 1/4s, 4/15/04), 2009 (United Kingdom) (STP)                                           76,700
EUR         750,000 United Pan-Europe N.V. 144A sr. notes 10 7/8s, 2009
                    (Netherlands)                                                                           637,506
                                                                                                   ----------------
                                                                                                          1,298,991

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         500,000 Huntsman ICI Chemicals Inc. sr. sub. notes 10 1/8s, 2009                                479,550
     $      250,000 Ineos Acrylics Finance bonds 10 1/4s, 2010
                    (United Kingdom)                                                                        233,525
                                                                                                   ----------------
                                                                                                            713,075

Computers (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                     478,750

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
            220,000 Contifinancial Corp. sr. notes 7 1/2s, 2002                                              22,000

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Revlon Consumer Products sr. notes 9s, 2006                                              36,000
             80,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                     38,800
                                                                                                   ----------------
                                                                                                             74,800

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                         513,750

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      495,952

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
            280,000 RBF Finance Co. company guaranty 11s, 2006                                              296,800

Entertainment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                              142,500

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------

EUR       9,025,000 DSL Finance NV bonds 5 3/4s, 2009 (Netherlands)                                       4,173,985

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
     $      170,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   172,125

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                        222,500

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                    (Canada)                                                                                520,000

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            270,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            245,700
            250,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             245,000
                                                                                                   ----------------
                                                                                                            490,700

Oil & Gas (0.1%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005
                     (Canada)                                                                               253,750

Paper & Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------------
EUR         500,000 BSN Financing Co. 144A company guaranty 10 1/4s, 2009
                    (Luxembourg)                                                                            477,278
EUR         500,000 Clondalkin Ind. sr. notes 10 5/8s, 2010 (United Kingdom)                                472,732
EUR         500,000 Kappa Beheer BV company guaranty 10 5/8s, 2009
                    (Netherlands)                                                                           482,959
     $      200,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                           190,000
            500,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                    (Canada)                                                                                492,500
                                                                                                   ----------------
                                                                                                          2,115,469

Pharmaceuticals (--%)
-------------------------------------------------------------------------------------------------------------------
            170,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                   161,925

Power Producers (0.4%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    472,500
            500,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     537,645
            180,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                        176,400
                                                                                                   ----------------
                                                                                                          1,186,545

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  437,500

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------

EUR         250,000 Exodus Communications, Inc. 144A sr. notes 10 3/4s, 2009                                230,116

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
     $      140,000 Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                    zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                             64,400
            630,000 Carrier1 Intl. S.A. sr. notes Ser. B, 13 1/4s, 2009
                    (Luxembourg)                                                                            630,000
CAD       1,000,000 Clearnet Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/04), 2009
                    (Canada) (STP)                                                                          395,083
     $      180,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         160,200
EUR         200,000 Global Telesystems 144A bonds 10 1/2s, 2006                                             160,911
EUR         250,000 Hermes Europe Railtel 144A 10 3/8s, 2006 (Netherlands)                                  206,820
     $      500,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      434,095
            330,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      312,675
GBP         500,000 Orange PLC sr. notes 8 5/8s, 2008 (United Kingdom)                                      791,520
            500,000 RSL Communications, Ltd. company guaranty,
                    stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                     270,000
EUR         750,000 RSL Communications PLC bonds stepped-coupon zero %
                    (10s, 3/15/03), 2008 (STP)                                                              186,507
EUR       1,000,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12.4s, 4/15/03), 2008 (STP)                                                            246,352
                                                                                                   ----------------
                                                                                                          3,858,563

Telephone (1.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 Colt Telecommunications Group Plc cv. notes 7 5/8s, 2009                                171,365
EUR       1,000,000 Completel Europe NV bonds 14s, 2010 (Netherlands)                                       909,100
EUR         500,000 Esat Telecom Group Plc sr. unsub. notes 11 7/8s, 2009
                    (Ireland)                                                                               572,733
     $      200,000 Jazztel PLC 144A 13 1/4s, 2009                                                          182,275
            750,000 Microcell Telecommunications sr. disc. notes
                    stepped-coupon Ser. B, zero % (14s, 12/1/01), 2006
                    (Canada) (STP)                                                                          675,000
EUR         500,000 Tele1 Europe BV 144A sr notes 11 7/8s, 2009                                             456,823
     $      700,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                             710,500
                                                                                                   ----------------
                                                                                                          3,677,796

Water Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
GBP         500,000 Azurix Corp. sr. notes 10 3/8s, 2007                                                    779,880
                                                                                                   ----------------
                    Total Corporate Bonds and Notes (cost $43,958,744)                             $     39,275,306

BRADY BONDS (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      945,000 Argentina (Republic of) govt. guaranty 6s, 2023                                $        660,366
          3,521,833 Brazil (Federal Republic of) bonds 8s, 2014 (POR)                                     2,522,689
            135,000 Bulgaria (Government of) deb. Ser. PDI, FRB 7.063s, 2011                                101,920
            455,000 Bulgaria (Government of) Ser. A, FRB 7.063s, 2024                                       348,075
          1,095,000 Bulgaria (Government of) Ser. A, FLIRB 2 3/4s, 2012                                     761,025
            571,425 Venezuela (Republic of) deb. Ser. DL, FRB 7s, 2007                                      447,140
            740,000 Venezuela (Republic of) deb. Ser. W-A, 6 3/4s, 2020                                     515,262
                                                                                                   ----------------
                    Total Brady Bonds (cost $5,517,329)                                            $      5,356,477

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%) (cost $6,549,266) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    4,200,000 Residential Mortgage Securities Ser 8, Class M, FRB,
                    7.202s, 2038                                                                   $      6,414,106

WARRANTS (0.2%) (a) (NON)                                                             EXPIRATION
NUMBER OF WARRANTS                                                                    DATE                    VALUE
-------------------------------------------------------------------------------------------------------------------
                586 Network Plus Corp.                                                2/19/09      $        293,000
                 90 R&B Falcon Corp. 144A                                             5/1/09                 31,500
                 50 Telehub Communications Corp.                                      7/31/05                    25
                225 Versatel Telecom B. V. 144A (Netherlands)                         5/15/08               110,250
                                                                                                   ----------------
                    Total Warrants (cost $27,848)                                                  $        434,775

COMMON STOCKS (--%) (a) (cost$ 403,384)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             11,327 PSF Holdings LLC Class A (NON)                                                 $        113,270

PREFERRED STOCKS (--%) (a) (cost $90,502)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 99 R&B Falcon Corp. $13.875 pfd.                                                  $        105,930

PURCHASED OPTIONS OUTSTANDING (--%) (a) (cost $17,501)
                                                                                EXPIRATION DATE
CONTRACT AMOUNT                                                                 STRIKE PRICE                  VALUE
-------------------------------------------------------------------------------------------------------------------
     $    6,226,000 Euro Bond Future Contract (Call)                                May2000/94     $          3,396

SHORT-TERM INVESTMENTS (7.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    5,884,000 Thunder Bay Funding, Inc effective yield of 6.07%,
                    May 15, 2000                                                                   $      5,870,110
          8,631,000 Interest in $662,705,000 joint repurchase agreement dated
                      April 28, 2000 with S.B.C. Warburg, Inc. due May 1, 2000,
                      with respect to various U.S. Treasury obligations -- maturity
                      value of $8,635,107 for an effective yield of 5.71%                                 8,631,000
          8,000,000 Interest in $434,310,000 joint repurchase agreement dated
                      April 28, 2000 with Salomon, Smith Barney Inc. due
                      May 1, 2000 with respect to various U.S. Treasury
                      obligations -- maturity value of $8,003,807 for an effective
                      yield of 5.71%                                                                      8,000,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $22,501,110)                                $     22,501,110
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $314,722,618) (b)                                      $    297,961,619
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $284,908,745.

  (b) The aggregate identified cost on a tax basis is $317,924,548, resulting in gross unrealized appreciation and depreciation of $2,051,499 and $22,014,428, respectively, or net unrealized depreciation of $19,962,929.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at April 30, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2000:
      (as percentage of Market Value)

          Brazil               1.9%
          Canada               9.6
          Denmark              5.2
          Germany              7.0
          Italy                4.8
          Mexico               1.4
          Netherlands          4.2
          New Zealand          1.5
          Russia               1.4
          Spain                3.4
          United Kingdom      18.2
          United States       38.0
          Other                3.4
                           -------
          Total              100.0%
                           =======

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 2000 (Unaudited)
(aggregate face value $574,489,838)
                                                                   Unrealized
                                     Aggregate Face  Delivery    Appreciation/
                        Market Value      Value        Date      (Depreciation)
------------------------------------------------------------------------------
Australian Dollar       $ 23,931,568  $ 25,258,885    6/21/00     $ (1,327,317)
Euro Dollar              174,940,171   193,274,663    6/21/00      (18,334,492)
Japanese Yen             336,664,451   349,541,580    6/21/00      (12,877,129)
Korean Won                   813,785       805,080    8/14/00            8,705
Korean Won                   813,785       811,067    8/16/00            2,718
Korean Won                 1,353,689     1,353,944   10/18/00             (255)
Swiss Franc                1,549,451     1,611,721    6/21/00          (62,270)
Swedish Krona              1,790,909     1,832,898    6/21/00          (41,989)
------------------------------------------------------------------------------
                                                                  $(32,632,029)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2000 (Unaudited)
(aggregate face value $619,763,562)
                                     Aggregate Face      Delivery  Unrealized
                        Market Value      Value            Date   Appreciation
------------------------------------------------------------------------------
British Pound           $ 64,308,032  $ 66,862,915       6/21/00  $  2,554,883
Canadian Dollar           17,284,471    17,484,253       6/21/00       199,782
Danish Krone              14,167,589    15,357,926       6/21/00     1,190,337
Euro Dollar              168,500,288   186,810,884       6/21/00    18,310,596
Japanese Yen             316,717,447   328,475,950       6/21/00    11,758,503
New Zealand Dollar         4,633,361     4,771,634       6/21/00       138,273
------------------------------------------------------------------------------
                                                                  $ 34,152,374
------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000 (Unaudited)
                                                                    Unrealized
                                      Aggregate Face Expiration    Appreciation/
                         Total Value       Value        Date      (Depreciation)
------------------------------------------------------------------------------
Euro-Bund (short)       $    381,931  $    375,411     Jun-00        $  (6,520)
Euro 3 month (long)      136,323,413   136,717,147     Sep-00         (393,734)
Euro 3 month (short)      24,773,175    24,841,499     Sep-00           68,324
Gilt (short)              10,764,206    10,578,823     Jun-00         (185,383)
U.S Treasury Bond
20 yr (long)               8,400,938     8,080,604     Jun-00          320,334
U.S. Treasury Notes
10 yr (short)             18,615,000    18,361,945     Jun-00         (253,055)
------------------------------------------------------------------------------
                                                                     $(450,034)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $314,722,618) (Note 1)    $297,961,619
-------------------------------------------------------------------------------------------
Cash                                                                              2,769,038
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,882,062)                                                1,580,298
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,766,838
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               57,919
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   27,836,368
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                   34,170,854
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                  1,227,135
-------------------------------------------------------------------------------------------
Total assets                                                                    369,370,069

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        194,955
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 7,754
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 47,761,553
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          313,191
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        528,718
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           54,134
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        26,587
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            561
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              109,854
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                      32,650,509
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                     2,772,568
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               40,940
-------------------------------------------------------------------------------------------
Total liabilities                                                                84,461,324
-------------------------------------------------------------------------------------------
Net assets                                                                     $284,908,745

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $370,602,978
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (103,309)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (69,296,469)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (16,294,455)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $284,908,745

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($103,532,850 divided by 9,296,713 shares)                                           $11.14
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $11.14)*                              $11.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($24,742,669 divided by 2,227,676 shares)**                                          $11.11
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($191,221 divided by 17,188 shares)**                                                $11.13
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($156,442,005 divided by 14,109,510 shares)                                          $11.09
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $11.09)*                              $11.46
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest (net of foreign tax of $10,334)                                       $ 10,891,097
-------------------------------------------------------------------------------------------
Dividends                                                                             7,021
-------------------------------------------------------------------------------------------
Total investment income                                                          10,898,118

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,136,061
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      201,678
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,235
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,324
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               145,370
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               136,186
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   509
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               451,464
-------------------------------------------------------------------------------------------
Reports to shareholders                                                             119,457
-------------------------------------------------------------------------------------------
Auditing                                                                             31,413
-------------------------------------------------------------------------------------------
Legal                                                                                14,054
-------------------------------------------------------------------------------------------
Postage                                                                               8,018
-------------------------------------------------------------------------------------------
Other                                                                                12,391
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,269,160
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (15,703)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,253,457
-------------------------------------------------------------------------------------------
Net investment income                                                             8,644,661
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (8,418,055)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (305,516)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                               (5,763,983)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                840,030
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                              (7,869,863)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (21,517,387)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(12,872,726)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  8,644,661     $ 22,554,117
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (14,487,554)      (1,835,168)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                       (7,029,833)     (26,405,168)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (12,872,726)      (5,686,219)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,251,461)     (10,609,623)
--------------------------------------------------------------------------------------------------
   Class B                                                               (657,517)      (1,489,382)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (2,635)            (419)
--------------------------------------------------------------------------------------------------
   Class M                                                             (4,847,156)     (10,454,693)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (1,754,541)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (246,303)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --              (69)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (1,728,919)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --       (1,602,595)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (224,973)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --              (63)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (1,579,192)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (57,848,001)    (103,730,719)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (79,479,496)    (139,107,710)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   364,388,241      503,495,951
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income and undistributed net
investment income of $103,309 and $10,799, respectively)             $284,908,745     $364,388,241
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A

-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.91       $12.82       $13.94       $14.49       $13.62       $13.33
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .32(c)       .62(c)       .77(c)       .71(c)       .83(c)      1.00
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.77)        (.72)        (.95)        (.24)         .82          .19
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.45)        (.10)        (.18)         .47         1.65         1.19
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.32)        (.62)        (.47)        (.59)        (.78)        (.62)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.10)          --         (.43)          --           --
-------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.09)        (.47)          --           --         (.28)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.32)        (.81)        (.94)       (1.02)        (.78)        (.90)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.14       $11.91       $12.82       $13.94       $14.49       $13.62
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.81)*      (0.85)       (1.14)        3.38        12.46         9.38
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $103,533     $132,600     $253,611     $316,837     $343,125     $366,476
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.21         1.26         1.29         1.32         1.34
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.75*        5.02         5.90         4.90         5.93         7.19
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.05*      290.27       561.48       638.66       429.38       300.66
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B

-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                        Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.88       $12.79       $13.90       $14.45       $13.60       $13.31
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .27(c)       .55(c)       .67(c)       .59(c)       .72(c)       .77
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.76)        (.74)        (.94)        (.23)         .81          .33
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.49)        (.19)        (.27)         .36         1.53         1.10
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.28)        (.55)        (.42)        (.52)        (.68)        (.55)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.09)          --         (.39)          --           --
-------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.08)        (.42)          --           --         (.26)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.28)        (.72)        (.84)        (.91)        (.68)        (.81)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.11       $11.88       $12.79       $13.90       $14.45       $13.60
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.19)*      (1.58)       (1.87)        2.62        11.57         8.63
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,743      $30,310      $36,017      $41,322      $41,106      $30,910
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .97*        1.96         2.01         2.04         2.07         2.09
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.38*        4.26         5.17         4.22         5.13         6.59
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.05*      290.27       561.48       638.66       429.38       300.66
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C

------------------------------------------------------------------
                                    Six months
                                       ended       For the period
Per-share                            April 30      July 26, 1999+
operating performance               (Unaudited)     to October 31
------------------------------------------------------------------
                                        2000             1999
------------------------------------------------------------------
Net asset value,
beginning of period                   $11.91           $12.05
------------------------------------------------------------------
Investment operations
------------------------------------------------------------------
Net investment income (c)                .29              .14
------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.78)            (.10)
------------------------------------------------------------------
Total from
investment operations                   (.49)             .04
------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------
From net
investment income                       (.29)            (.14)
------------------------------------------------------------------
In excess of net
investment income                         --             (.02)
------------------------------------------------------------------
From return of capital                    --             (.02)
------------------------------------------------------------------
Total distributions                     (.29)            (.18)
------------------------------------------------------------------
Net asset value,
end of period                         $11.13           $11.91
------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.21)*            .37*
------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $191              $50
------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .97*             .53*
------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.53*            1.29*
------------------------------------------------------------------
Portfolio turnover (%)                131.05*          290.27
------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M

------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                       For the period
Per-share                             April 30                                                     Mar. 17, 1995+
operating performance               (Unaudited)                 Year ended October 31               to Oct. 31
------------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.86       $12.77       $13.89       $14.44       $13.59       $12.81
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .30(c)       .59(c)       .76(c)       .66(c)       .77(c)       .49
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.76)        (.72)        (.95)        (.23)         .83          .88
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.46)        (.13)        (.19)         .43         1.60         1.37
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.59)        (.46)        (.56)        (.75)        (.40)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.10)          --         (.42)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.09)        (.47)          --           --         (.19)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.31)        (.78)        (.93)        (.98)        (.75)        (.59)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.09       $11.86       $12.77       $13.89       $14.44       $13.59
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.95)*      (1.10)       (1.28)        3.15        12.14        10.87*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $156,442     $201,429     $213,868       $2,506       $1,892         $509
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .72*        1.46         1.51         1.54         1.58          .96*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.62*        4.76         5.55         4.74         5.52         4.78*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.05*      290.27       561.48       638.66       429.38       300.66
------------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Governmental Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing principally debt securities of foreign or U.S. governmental entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principle exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Discounts on zero coupon bonds, original issue discount bonds, and stepped-coupon bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of zero coupon bonds, original issue discount bonds, and stepped-coupon bonds are amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S.dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2000, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1999, the fund had a capital loss carryover of approximately $51,889,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $5,449,000    October 31, 2003
    24,813,000    October 31, 2006
    21,627,000    October 31, 2007

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 2000, fund expenses were reduced by $15,703 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $768 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fee payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $4,082 and $3,312 from the sale of class A and class M shares, respectively and $29,126 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received $14 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $292,474,467 and $308,783,876, respectively. Purchases and sales of U.S. government obligations aggregated $103,036,241 and $153,747,531, respectively.

Note 4
Capital shares

At April 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    467,262        $  5,397,788
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  209,050           2,413,962
---------------------------------------------------------------------------
                                               676,312           7,811,750

Shares
repurchased                                 (2,510,367)        (29,083,165)
---------------------------------------------------------------------------
Net decrease                                (1,834,055)       $(21,271,415)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,598,128       $  46,357,753
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  912,781          10,387,268
---------------------------------------------------------------------------
                                             4,510,909          56,745,021

Shares
repurchased                                (13,162,037)       (161,767,035)
---------------------------------------------------------------------------
Net decrease                                (8,651,128)      $(105,022,014)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    221,600         $ 2,571,127
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   48,691             560,793
---------------------------------------------------------------------------
                                               270,291           3,131,920

Shares
repurchased                                   (593,790)         (6,879,122)
---------------------------------------------------------------------------
Net decrease                                  (323,499)        $(3,747,202)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,129,520         $14,123,183
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  133,852           1,657,295
---------------------------------------------------------------------------
                                             1,263,372          15,780,478

Shares
repurchased                                 (1,529,059)        (18,951,466)
---------------------------------------------------------------------------
Net decrease                                  (265,687)        $(3,170,988)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     14,605            $167,610
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      189               2,164
---------------------------------------------------------------------------
                                                14,794             169,774

Shares
repurchased                                     (1,770)            (20,342)
---------------------------------------------------------------------------
Net increase                                    13,024            $149,432
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                              (commencement of operations)
                                                       to October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      4,149             $49,506
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       27                 317
---------------------------------------------------------------------------
                                                 4,176              49,823

Shares
repurchased                                        (12)               (146)
---------------------------------------------------------------------------
Net increase                                     4,164             $49,677
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    125,905        $  1,457,623
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,758              31,695
---------------------------------------------------------------------------
                                               128,663           1,489,318

Shares
repurchased                                 (3,001,126)        (34,468,134)
---------------------------------------------------------------------------
Net decrease                                (2,872,463)       $(32,978,816)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,132,742         $77,444,771
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,333             103,041
---------------------------------------------------------------------------
                                             6,141,075          77,547,812

Shares
repurchased                                 (5,912,852)        (73,135,206)
---------------------------------------------------------------------------
Net increase                                   228,223         $ 4,412,606
---------------------------------------------------------------------------


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

D. William Kohli
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Putnam Global Governmental Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA031-61443  041/220/906 6/00